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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                     September 23, 1998 (September 22, 1998)
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                                  PHYCOR, INC.
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             (Exact name of registrant as specified in its charter)


             Tennessee                  0-19786                 62-13344801
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           (State or Other          (Commission File         (I.R.S. Employer
           Jurisdiction of              Number)               Identification
           Incorporation)                                        Number)


                            30 Burton Hills Boulevard
                                    Suite 400
                           Nashville, Tennessee 37015
                           --------------------------
               (Address of principal executive offices) (Zip Code)

                                 (615) 665-9066
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              (Registrant's telephone number, including area code)


                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)

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                                Page 1 of 4 pages

                         Exhibit Index located on Page 4


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ITEM 5.           OTHER EVENTS.

                  On September 22, 1998, PhyCor, Inc., a Tennessee corporation (the "Company"), issued a press release announcing a reduction in the Company's targeted earnings per share for the third and fourth quarters of 1998, an increase in the previously announced asset impairment charge in the third quarter of 1998, the adoption of a common stock repurchase program, a change from the pooling-of-interests method to the purchase method of accounting of two acquisitions resulting in increased amortization expense and a reduction in expected earnings growth in 1999. A copy of the press release is attached hereto as Exhibit 99 and is incorporated by reference.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS

                  (a)      Financial Statements of Business Acquired.

                                    None required

                  (b)      Pro Forma Financial Information.

                                    None required

                  (c)      Exhibits.

                           99 Form of press release issued by the Company on September 22, 1998.




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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  PHYCOR, INC.


                                  By: /s/  Joseph C. Hutts
                                      --------------------------------
                                           Joseph C. Hutts
                                           Chairman, Chief Executive Officer
                                           and President



Date:  September 23, 1998




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                                  EXHIBIT INDEX

EXHIBIT
NUMBER            DESCRIPTION OF EXHIBITS
------            -----------------------

  99 Form of press release issued by the Company on September 22, 1998.








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